Retirement Plans	12 Months Ended
Jan. 03, 2021
Retirement Benefits [Abstract]
Retirement Plans	Retirement Plans
Fiesta offers certain of the Company's salaried employees the option to participate in the Fiesta Corporation Retirement Savings Plan (the "Retirement Plan"). The Retirement Plan includes a savings option pursuant to section 401(k) of the Internal Revenue Code in addition to a post-tax savings option. Fiesta may elect to contribute to the Retirement Plan on an annual basis. Contributions made by Fiesta to the Retirement Plan for the Company's employees are made after the end of each plan year. For 2019 and 2018, Fiesta's discretionary annual contribution is equal to 50% of the employee's contribution up to the first 6% of eligible compensation for a maximum Fiesta contribution of 3% of eligible compensation per participating employee. Under the Retirement Plan, Fiesta contributions prior to 2020 begin to vest after one year and fully vest after five years of service. A year of service is defined as a plan year during which an employee completes at least 1,000 hours of service. For 2020, Fiesta's discretionary contribution is equal to 100% of the first 3% of eligible compensation plus 50% of the next 2% of eligible compensation through the second quarter of 2020. On July 1, 2020, the Company suspended its employer matching contribution through the end of the year as a result of the COVID-19 pandemic. Fiesta contributions for 2020 will vest immediately. Participating employees may contribute up to 50% of their salary annually to either of the savings options, subject to other limitations. The employees have various investment options available under a trust established by the Retirement Plan. Retirement Plan employer matching expense for the years ended January 3, 2021; December 29, 2019; and December 30, 2018, was $0.2 million, $0.3 million, and $0.3 million, respectively.
Fiesta also has a Deferred Compensation Plan which permits employees not eligible to participate in the Retirement Plan because they have been excluded as "highly compensated" employees (as so defined in the Retirement Plan) to voluntarily defer portions of their base salary and annual bonus. All amounts deferred by the participants earn interest at 8% per annum. There is no Company matching on any portion of the funds. At January 3, 2021, and December 29, 2019, a total of $0.5 million and $0.4 million, respectively, was deferred by the Company's employees under the Deferred Compensation Plan, including accrued interest.